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                                                                    Exhibit 99.2

Certification of Andrew F. Green
Senior Vice President and
Chief Financial Officer of Denny's Corporation
Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to
ss.906 of the Sarbanes-Oxley Act of 2002

          In connection with the Annual Report of Denny's Corporation (the "Company") on Form 10-K for the period ended December 25, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Andrew
F. Green, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.


/s/ Andrew F. Green
Andrew F. Green
Senior Vice President
and Chief Financial Officer
March 24, 2003